UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 28, 2009

Omni Bio Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52530	20-8097969
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5350 South Roslyn, Suite 400, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(303) 867-3415
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

As previously announced in a press release dated September 22, 2009, Dr. Charles Dinarello, Acting Chief Executive Officer of Omni Bio Pharmaceutical, Inc.(the “Company”), Edward Larkin, Chief Operating Officer of the Company, and Dr. Leland Shapiro, principal scientific investigator for the Company, will deliver a presentation on September 28, 2009 at 3:30 pm MT to the Accredited Members Fall 2009 Micro Cap / Small Cap Investment Conference.  A copy of the presentation  is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Presentation to Accredited Members Fall 2009 Micro Cap / Small Cap Investment Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Omni Bio Pharmaceutical, Inc.

Date: September 28, 2009	By:	/s/ Robert C. Ogden
Robert C. Ogden Chief Financial Officer

Exhibit Index

Exhibit No.                      Description

Exhibit 99.1	Presentation to Accredited Members Fall 2009 Micro Cap / Small Cap Investment Conference